Exhibit 10.5

EXECUTION VERSION

RCF Additional Facility Notice and Structural Adjustment Amendment Agreement

WARNING: THE TAKING OF THIS DOCUMENT, ANY CERTIFIED COPY THEREOF OR ANY OTHER DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION OF A TRANSACTION AGREED, ENVISAGED OR OTHERWISE MENTIONED IN THIS DOCUMENT, INCLUDING WRITTEN CONFIRMATIONS OR REFERENCES THERETO, INTO THE REPUBLIC OF AUSTRIA, AS WELL AS THE PRODUCTION IN, OR THE SENDING TO OR FROM, THE REPUBLIC OF AUSTRIA OF ANY OF THE FOREGOING DOCUMENTS, AS WELL AS THE SENDING TO OR FROM THE REPUBLIC OF AUSTRIA OF FAX MESSAGES OR E-MAILS CARRYING AN ELECTRONIC SIGNATURE (WHETHER DIGITALLY, MANUSCRIPT OR OTHERWISE TECHNICALLY REPRODUCED) WHICH REFER TO THIS DOCUMENT OR TO WHICH A COPY OF THIS DOCUMENT IS ATTACHED, MAY TRIGGER AUSTRIAN STAMP DUTY. IN ORDER TO AVOID TRIGGERING AUSTRIAN STAMP DUTY, DO NOT TAKE OR SEND TO OR SET UP IN THE REPUBLIC OF AUSTRIA THIS DOCUMENT OR ANY CERTIFIED COPY THEREOF OR WRITTEN AND SIGNED REFERENCES THERETO OR ANY STAMP DUTY SENSITIVE DOCUMENTS (WHETHER DIGITALLY, MANUSCRIPT OR OTHERWISE TECHNICALLY REPRODUCED) WHICH REFER TO THIS DOCUMENT OR TO WHICH A COPY OF THIS DOCUMENT IS ATTACHED.

From:	INNIO N.V. as Obligors’ Agent (the “Company”);

The financial institutions listed on the signature pages of this letter in their capacity as Extended Original Revolving Facility Original Lenders (as defined below);

The financial institutions listed on the signature pages of this letter in their capacity as Original Guarantee Facility Lenders (as defined in the Senior Facilities Agreement defined below); and

The financial institutions listed on the signature pages of this letter in their capacity as Ancillary Lenders (as defined in the Senior Facilities Agreement defined below)

To:	Wilmington Trust (London) Limited as Agent

Wilmington Trust (London) Limited as Security Agent

Dated: 4 June 2026

Dear all,

INNIO Group – Senior Facilities Agreement dated 25 October 2018 (as amended, supplemented and/or amended and restated from time to time) (the “Senior Facilities Agreement”)

1	We refer to the Senior Facilities Agreement. This is:

(a)	an Additional Facility Notice in respect of an Additional Facility; and

(b)	a Structural Adjustment Amendment Agreement for the purposes of clause 43.7(e) of the Senior Facilities Agreement.

2

Terms defined in the Senior Facilities Agreement have the same meaning in this letter unless given a different meaning in this letter. For the avoidance of doubt, references to the “Original Revolving Facility” in this letter shall be construed to refer to the Original Revolving Facility in full force and effect and made available to the Group under the Senior Facilities Agreement as at the date of this letter.

3

In accordance with clauses 2.6 (Obligors’ Agent) and 43.1(f) of the Senior Facilities Agreement, the Company is authorised to enter into this letter for itself and as Obligors’ Agent for and on behalf of each other Obligor, and the terms of this letter shall be binding on all Obligors.

4	In this letter:

(a)	“Existing Ancillary Facilities” means the Ancillary Facilities made available to the Group under the Original Revolving Facility pursuant to the following Ancillary Documents:

(i)

the ancillary facility agreement originally dated 05 June 2019 between INNIO Jenbacher GmbH & Co OG as Borrower and Landesbank Hessen-Thüringen Girozentrale as the Ancillary Lender (each as defined therein) (as amended and/or amended and restated from time to time, including pursuant to an Amendment No. 1 dated 20 February 2020); and

(ii)

the ancillary facility agreement originally dated 14 February 2019 between INNIO Jenbacher GmbH & Co OG as Borrower and Erste Group Bank AG as the Bank (each as defined therein) (as amended and/or amended and restated from time to time, including pursuant to a Fifth amendment agreement dated 28 July 2022 and a Sixth amendment agreement dated 24 July 2023).

(b)

“IPO Completion Date” means the settlement date of any Listing in respect of the shares in the Company (including, for the avoidance of doubt, its successors in title following one or more conversion(s) from its current legal form as a German limited liability company (Gesellschaft mit beschränkter Haftung) into a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) and then to a Dutch public company (naamloze vennootschap)) (the “INNIO IPO”).

(c)	“RCF / Guarantee Facility Extension Effective Date” shall mean the first date on which both:

(i)	the CP Satisfaction Date (as defined below) has occurred; and

(ii)	the IPO Completion Date has occurred.

Establishment of the Extended Original Revolving Facility

5

We have agreed with the following financial institutions (the “Extended Original Revolving Facility Original Lenders”) that they will provide the Additional Facility Commitments (the “Extended Original Revolving Facility Commitments”) shown opposite their name below under and in accordance with the terms of the Senior Facilities Agreement.

Name of Extended Original Revolving Facility Original Lender	Existing Lender (Yes/No)	Extended Original Revolving Facility Commitments (EUR)
Goldman Sachs Bank Europe SE	No	20,200,000
Morgan Stanley Bank AG	Yes	20,200,000
J.P. Morgan SE	No	20,200,000
Barclays Bank Ireland PLC	No	6,900,000
Citibank Europe Plc	Yes	25,000,000
Bank of America Europe Designated Activity Company	Yes	7,000,000

Deutsche Bank Aktiengesellschaft	Yes	12,000,000
UBS Europe SE	No	4,000,000
BNP Paribas Fortis S.A./N.V.	Yes	22,000,000
Royal Bank of Canada	No	4,000,000
UniCredit Bank Austria AG	Yes	30,000,000
Erste Group Bank AG	Yes	45,000,000
Crédit Agricole Corporate and Investment Bank Deutschland, Niederlassung einer französischen Société Anonyme	Yes	8,500,000
Landesbank Hessen-Thüringen Girozentrale	Yes	50,000,000
Raiffeisen Bank International AG	Yes	25,000,000

TOTAL		€300,000,000

6	We wish to establish an Additional Facility (“Extended Original Revolving Facility”) on the following terms:

Borrower(s):	Each Original Revolving Facility Borrower under the Senior Facilities Agreement.

Guarantor(s):	The Guarantors under the Senior Facilities Agreement.

Additional Facility Lenders (and allocated commitments):

The Extended Original Revolving Facility Original Lenders (as per paragraph 5 above) and following the RCF / Guarantee Facility Extension Effective Date, any other Lender who has acquired a participation in the Extended Original Revolving Facility.

Each Lender under the Extended Original Revolving Facility at any given time being an “Extended Original Revolving Facility Lender”.

Aggregate amount of the commitments of the Extended Original Revolving Facility:	€300,000,000

Base Currency:	Euro.

Other available/Optional Currencies (if any, as applicable):

USD, GBP or (with the consent of all of the Extended Original Revolving Facility Lenders) any other currency readily available in the amount required and freely convertible into the Base Currency in the Relevant Interbank Market on the Quotation Day and the Utilisation Date for that Utilisation (subject to paragraph 12 below).

Timetable for delivery of a Utilisation Request for Extended Original Revolving Facility:	As per the Original Revolving Facility.

Interest rate and basis (if applicable) including Margin or margin ratchet:	As per the Original Revolving Facility (for the avoidance of doubt, with no re-set to any margin ratchet holiday).

Term SOFR / EURIBOR floor:	Zero

Purpose:

The proceeds of the Extended Original Revolving Facility shall be applied towards (directly or indirectly):

(a)   refinancing or otherwise discharging the Original Revolving Facility and, in each case, paying any related breakage costs, redemption premium, make-whole costs and other fees, costs and expenses payable in connection with such refinancing or discharge;

(b)  to the extent not applied for a purpose set out in paragraph (a) above, financing or refinancing the general corporate purposes and/or working capital requirements of the Group; and

(c)   to the extent not applied for a purpose set out in paragraph (a) above, financing or refinancing the payment of refinancing costs and all other fees, costs, expenses and other amounts incurred in connection with the transactions contemplated by this letter and/or the INNIO IPO.

Conditions to drawdown of Extended Original Revolving Facility:	As set out in Schedule 1 (Conditions Precedent).

Additional conditions to drawdown (including any Agreed Certain Funds Period and related conditions, if any)

The Extended Original Revolving Facility shall be made available on a “certain funds” basis in accordance with the terms of Clause 4.6 (Utilisations during an Agreed Certain Funds Period), provided that the Agreed Certain Funds Period, purpose and terms or conditions (if any) applicable to any Agreed Certain Funds Utilisation under the Extended Original Revolving Facility shall be agreed between the Company and the Extended Original Revolving Facility Lenders, in each case, in accordance with paragraph (a)(i) of Clause 4.6 (Utilisations during an Agreed Certain Funds Period).

The Extended Original Revolving Facility shall only be available for utilisation on and from the RCF / Guarantee Facility Extension Effective Date.

Additional Facility Commencement Date:	The date of this letter.

Availability Period:

The period from (and including) the RCF / Guarantee Facility Extension Effective Date to and including the date falling one (1) Month prior to the Termination Date applicable to the Extended Original Revolving Facility (as set out below).

Financial Covenant	The Extended Original Revolving Facility shall benefit from the Financial Covenant set out in Clause 28.2 (Financial Condition) of the Senior Facilities Agreement

Commitment Fee

As per the Original Revolving Facility, provided that, for the avoidance of doubt, the commitment fee in respect of the Commitments under the Extended Original Revolving Facility shall accrue from the RCF / Guarantee Facility Extension Effective Date.

Termination Date:	2 May 2031.

Repayment:	As per the Original Revolving Facility (subject to the Termination Date above).

Amortisation schedule (if any):	N/A

Mandatory prepayment provisions (if any):	As per the Original Revolving Facility.

Summary of security:	The Extended Original Revolving Facility Lenders shall have the benefit of the same Transaction Security as the Lenders under each other Facility under the Senior Facilities Agreement.

Ranking:	Pari passu with each other Facility under the Senior Facilities Agreement.

Other:

Other terms as per the Original Revolving Facility mutatis mutandis (as may be amended and/or amended and restated from time), except that references to the Original Revolving Facility in the applicable clauses in the Senior Facilities Agreement (including, for the avoidance of doubt, clause

29.15 (Qualifying Listing/ Ratings Trigger)) shall be construed as references to this Extended Original Revolving Facility.

7

The Company confirms that each of the applicable conditions specified in paragraph (b) of clause 2.2 (Additional Facilities) of the Senior Facilities Agreement have been satisfied on the date of this letter. The Extended Original Revolving Facility shall constitute a Revolving Facility (as defined in the Senior Facilities Agreement) and Senior Lender Liabilities (as defined in the Intercreditor Agreement). The Company shall notify the Agent and the Extended Original Revolving Facility Original Lenders (or their legal counsel) in writing (including by way of e-mail) promptly upon the occurrence of the IPO Completion Date.

8

The Extended Original Revolving Facility Original Lenders will only be obliged to comply with Clause 5.4 (Lenders’ Participation) of the Senior Facilities Agreement in relation to a Utilisation of the Extended Original Revolving Facility if, on or before the RCF / Guarantee Facility Extension Effective Date the Agent has received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) (unless specified therein to be in another form or substance) in form and substance satisfactory to the Agent (acting reasonably and on the instructions of the Extended Original Revolving Facility Original Lenders) or receipt of such documents and evidence has been waived by the Agent (acting reasonably and on the instructions of the Extended Original Revolving Facility Original Lenders) (such date being the “CP Satisfaction Date”). The Agent shall notify the Company and the Extended Original Revolving Facility Original Lenders promptly upon being so satisfied. Other than to the extent that the Extended Original Revolving Facility Original Lenders notify the Agent in writing to the contrary before the Agent gives such notification, the Extended Original Revolving Facility Original Lenders authorise and require the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

Prepayment and cancellation of the Original Revolving Facility

9

The Original Revolving Facility shall remain in full force and effect in accordance with the terms of the Senior Facilities Agreement, provided that in accordance with the Revolving Facility Prepayment and Cancellation Notice (as defined below), upon the occurrence of the RCF / Guarantee Facility Extension Effective Date:

(a)

any outstanding Utilisations in respect of the Original Revolving Facility together with accrued interest, and all other amounts accrued or owing to such Lender (or Issuing Bank, as the case may be) under the Finance Documents shall become immediately due and payable, and the Company (or the relevant Borrower) will immediately prepay all Utilisations and amounts provided by or owing to that Lender and procure that any cash collateral provided by that Lender is released and (subject to paragraph 11 below and unless otherwise agreed between the Obligors’ Agent and that Lender) any Letter of Credit, Ancillary Facility or Fronted Ancillary Facility provided by that Lender (or Issuing Bank, as the case may be) is prepaid and cancelled; and

(b)	the Original Revolving Facility shall be cancelled in full and no Lender shall have any obligation to fund or participate in any new Utilisation in respect of the Original Revolving Facility.

10	The parties agree that this letter shall constitute notice (the “Revolving Facility Prepayment and Cancellation Notice”) to the Agent that the Company intends to:

(a)

prepay (or procure such prepayment) in full of all outstanding Original Revolving Facility Loans under the Original Revolving Facility (if any) in force immediately prior to the RCF / Guarantee Facility Extension Effective Date (together with all amounts which are due and payable in relation to such Revolving Facility Loans including accrued but unpaid interest and any Break Costs (if any)) pursuant to clause 13.6 (Voluntary prepayment of Revolving Facility Loans) of the Senior Facilities Agreement; and

(b)	cancel the whole of the Original Revolving Facility pursuant to clause 13.3 (Voluntary cancellation) of the Senior Facilities Agreement,

in each case on the RCF / Guarantee Facility Extension Effective Date.

11

Notwithstanding anything to the contrary in paragraph 9 above, each Existing Ancillary Facility shall be deemed to be an Ancillary Facility established under the Extended Original Revolving Facility (and in place of corresponding commitments of that Lender under the Extended Original Revolving Facility, provided that for the purposes of determining the Base Currency Amount of each Existing Ancillary Facility, the Agent shall convert the aggregate amount of Ancillary

Commitments in respect of each Existing Ancillary Facility into the Base Currency of the Extended Original Revolving Facility at the Agent’s Spot Rate of Exchange on the RCF / Guarantee Facility Extension Effective Date) and with effect from the RCF / Guarantee Facility Extension Effective Date, the Existing Ancillary Facilities shall be an Ancillary Facility under the Extended Original Revolving Facility for all purposes under the Senior Facilities Agreement without any further notice or delivery of information under the Senior Facilities Agreement (but, for the avoidance of doubt, will otherwise be subject to the terms of clause 11 (Ancillary Facilities) of the Senior Facilities Agreement).

12

Notwithstanding anything to the contrary in paragraph 9 above, the Company and the Agent agree that the Suspension of Rights (as such term is defined in the suspension of rights agreement dated 7 June 2021 between, amongst others, Austrian Bidco and the Agent (the “Suspension of Rights Agreement”)) in respect of any Utilisation in GBP shall be deemed to apply to the Extended Original Revolving Facility with effect from the RCF / Guarantee Facility Extension Effective Date, such that GBP shall not be available as an Optional Currency under the Extended Original Revolving Facility, provided that the Suspension of Rights shall cease to have effect to the extent the Company provides notice to the Agent in accordance with paragraph 4 of the Suspension of Rights Agreement.

Permitted Structural Adjustment with respect to the Original Guarantee Facility

13

In accordance with clause 43.4(a) (Other exceptions) of the Senior Facilities Agreement, and by way of a Permitted Structural Adjustment which each Original Guarantee Facility Lender has approved, upon the occurrence of the RCF / Guarantee Facility Extension Effective Date, the Termination Date in respect of the Original Guarantee Facility shall be automatically extended to 2 May 2031 and sub-paragraph (b) of the definition of “Termination Date” in clause 1.1 (Definitions) of the Senior Facilities Agreement shall be amended accordingly.

14

Notwithstanding anything to the contrary in this letter and other than as specified in paragraph 13 above, the Original Guarantee Facility shall remain in full force and effect in accordance with the terms of the Senior Facilities Agreement.

15	The Company (as Obligors’ Agent for itself and on behalf of each other Obligor) confirms for the benefit of the Secured Parties that to the fullest extent permitted by law:

(a)

each Obligor’s liabilities and obligations arising under the Senior Facilities Agreement (as amended to incorporate the terms of the Extended Original Revolving Facility and the Permitted Structural Adjustment in respect of the Original Guarantee Facility, each as set out in this letter), the Intercreditor Agreement and the Finance Documents shall form part of (but do not limit) the “Liabilities”, “Secured Liabilities” or, as the case may be, “Secured Obligations” (or any equivalent or corresponding term) (as applicable) as defined in the Intercreditor Agreement and/or each Transaction Security Document to which that Obligor is a party (including by incorporation);

(b)

any Security created by it under the Transaction Security Documents extends to the liabilities and obligations of the Obligors under the Finance Documents and the Secured Debt Documents (as defined in the Intercreditor Agreement), as applicable (including the Senior Facilities Agreement (as amended to incorporate the terms of the Extended Original Revolving Facility and the Permitted Structural Adjustment in respect of the Original Guarantee Facility, each as set out in this letter));

(c)	the Security created under the Transaction Security Documents continues in full force and effect on the terms of the respective Transaction Security Documents; and

(d)	the guarantees and indemnities set out in clause 25 (Guarantee and indemnity) of the Senior Facilities Agreement shall:

(i)	remain in full force and effect and shall continue to apply in respect of the liabilities and obligations of each Obligor under the Finance Documents; and

(ii)

extend to all new liabilities and obligations assumed by an Obligor under the Finance Documents, including, but not limited to, the Total Commitments as increased by the addition of the commitments under the Extended Original Revolving Facility and the extension of the commitments under the Original Guarantee Facility and shall be owed to each Finance Party including each Extended Original Revolving Facility Lender, in each case subject only to the guarantee limitations set out in the Senior Facilities Agreement or otherwise in an Accession Deed.

16

The Parties confirm that the acknowledgement of debt contained in clause 19.3 (Parallel Debt (Covenant to pay the Security Agent)) of the Intercreditor Agreement shall continue in full force and effect and apply and extend to any and all obligations of the Obligors under and in connection with the Senior Facilities Agreement and the Finance Documents (including, for the avoidance of doubt, as amended to incorporate the terms of the Extended Original Revolving Facility and the Permitted Structural Adjustment in respect of the Original Guarantee Facility, each as set out in this letter).

17

The Extended Original Revolving Facility Lenders hereby acknowledge that on and from the RCF / Guarantee Facility Extension Effective Date, any references to the “Original Revolving Facility” in the Senior Facilities Agreement (as amended to incorporate the terms of this letter) shall be deemed to be references to the Extended Original Revolving Facility.

18

Pursuant to paragraph (u) of clause 43.4 (Other exceptions) of the Senior Facilities Agreement, the Company agrees (and by countersigning this letter, the Agent acknowledges) that, notwithstanding anything to the contrary in any Finance Document, with effect on and from the RCF / Guarantee Facility Extension Effective Date, the provisions of clause 2.5 (Lender Affiliates) of the Senior Facilities Agreement shall apply in respect of (and for the benefit of):

(a)	J.P. Morgan SE (“JPM”), such that:

(i)	JPM may nominate any of its Affiliates as the Designated Affiliate (subject to the terms and conditions set out in clause 2.5 (Lender Affiliates) of the Senior Facilities Agreement); and

(ii)	for this purpose, references in clause 2.5 (Lender Affiliates) to:

(A)	“BAMLI” or “Original Lender” shall be construed to refer to JPM; and

(B)	“Designated Affiliate” shall be construed to refer to any of its Affiliates so nominated by JPM in accordance with the terms therein,

(b)	Bank of America Europe DAC (“BofA”), such that:

(i)	BofA may nominate Bank of America N.A., London Branch as the Designated Affiliate (subject to the terms and conditions set out in clause 2.5 (Lender Affiliates) of the Senior Facilities Agreement);

(ii)	for this purpose, references in clause 2.5 (Lender Affiliates) to:

(A)	“BAMLI” or “Original Lender” shall be construed to refer to BofA; and

(B)	“Designated Affiliate” shall be construed to refer to Bank of America N.A., London Branch; and

(iii)

the Company, BofA and the Agent agree that this letter shall constitute the notice to the Agent and the Obligors’ Agent of the nomination of Bank of America N.A., London Branch as the Designated Affiliate with respect to any US Borrower in accordance with paragraph (a) of clause 2.5 (Lender Affiliates), and BofA confirms that the notice details of such Designated Affiliate shall be notified separately to the Agent in writing.

19

Notwithstanding anything to the contrary in this letter or any Finance Document, solely to the extent the RCF / Guarantee Facility Extension Effective Date has not occurred on or prior to the date falling one hundred and twenty (120) days after (and excluding) the date of this letter (or such later date as agreed between the Company and the Agent (acting on the instructions of the Extended Original Revolving Facility Original Lenders and the Original Guarantee Facility Lenders, each acting reasonably)) (the “IPO Longstop Date”), as at 11.59 p.m. (in London) on the IPO Longstop Date:

(a)

the commitments, consents and other obligations of the Extended Original Revolving Facility Original Lenders and the Original Guarantee Facility Lenders set out in this letter shall lapse and cease to be in force;

(b)	none of the amendments set out herein shall take effect; and

(c)	this letter shall be terminated and no obligations or amounts payable hereunder shall be assumed or owing to any person.

For the avoidance of doubt, the Original Revolving Facility and the Original Guarantee Facility shall remain in full force and effect in accordance with the terms of the Senior Facilities Agreement if this letter is terminated in accordance with this paragraph 19.

20	This letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

21

Clauses 46 (Governing Law) and 48.1 (Jurisdiction of English courts) of the Senior Facilities Agreement and Clause 1.9 (Contractual Recognition of Bail-in) of the Intercreditor Agreement shall be incorporated in this letter as if set out in full in this letter and as if references in those clauses to “this Agreement” or “Debt Documents” (as applicable) are references to this letter.

SCHEDULE 1

CONDITIONS PRECEDENT

1	Corporate Authorisations: the Company

(a)	Constitutional documents: a copy of the constitutional documents of the Company.

(b)

Board approvals: with respect to the Company, German Holdco, Austrian Bidco, INNIO Austria GmbH, INNIO Jenbacher GmbH and INNIO Jenbacher GmbH & Co OG, to the extent legally required, a copy of the resolution of the board of directors, the management board of directors, any supervisory board of directors (or, in each case, any committee thereof) and/or equivalent body of the Company, German Holdco, Austrian Bidco, INNIO Austria GmbH, INNIO Jenbacher GmbH and INNIO Jenbacher GmbH & Co OG (as applicable) approving the transactions and the Finance Documents to which it is a party, including a managing board resolution (Geschäftsführerbeschluss) and a shareholders’ resolution (Gesellschafterbeschluss).

(c)	Specimen Signatures: specimen signatures for such person(s) authorised in the resolutions of the Company referred to above (to the extent such person will execute a Finance Document).

(d)	Director’s or officer’s certificates: a certificate from the Company (signed by an authorised signatory):

(i)

certifying that each copy document relating to it specified in paragraphs (a) to (c) above is correct, complete and (to the extent executed) in full force and effect and has not been amended or superseded prior to the date of this letter; and

(ii)

confirming that, subject to the Guarantee Limitations, borrowing or guaranteeing or securing (as appropriate) the Total Commitments (immediately following the occurrence of the RCF / Guarantee Facility Extension Effective Date) would not cause any borrowing, guarantee, security or other similar limit binding on it to be exceeded.

2	Finance Documents

A copy of the counterparts of each of the following documents in the agreed form, each duly executed by the Company:

(a)	this letter;

(b)

each fee letter in respect of the upfront fee payable in respect of the Extended Original Revolving Facility or the Original Guarantee Facility (as the case may be) from the relevant Extended Original Revolving Facility Lender or Original Guarantee Facility Lender (as the case may be) to the Company (each a “RCF / Guarantee Facility Fee Letter”); and

(c)

a copy of the Austrian law security confirmation agreement in the agreed form, duly executed by German Holdco, Austrian Bidco (acting, where applicable, on behalf of INNIO Austria GmbH, INNIO Jenbacher GmbH and INNIO Jenbacher GmbH & Co OG) and the Security Agent.

3	Legal Opinions

(a)	A legal opinion (as to enforceability) from Paul Hastings (Europe) LLP as English law counsel to the Lenders.

(b)	A legal opinion (as to capacity) from Stibbe London B.V as Dutch law counsel to the Company in respect of the entry of the Company into this letter.

(c)	A legal opinion (as to capacity) from Milbank LLP as German law counsel to the Company in respect of the entry of German Holdco into the Austrian law governed security confirmation agreement.

(d)	A legal opinion (as to enforceability) from BINDER GRÖSSWANG Rechtsanwälte GmbH as Austrian law counsel to the Lenders in respect of the Austrian law governed security confirmation agreement.

(e)	A legal opinion (as to capacity) from Schönherr Rechtsanwälte GmbH as Austrian law counsel to the Company.

Yours faithfully

/s/ Olaf Berlien
Name: Olaf Berlien	Name:
Title: authorised signatory	Title: authorised signatory

For and on behalf of INNIO N.V. as the Obligors’ Agent

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

Yours faithfully

/s/ Dennis Schulze
Name:	Name: Dennis Schulze
Title: authorised signatory	Title: authorised signatory

For and on behalf of INNIO N.V. as the Obligors’ Agent

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Rene Klos	/s/ Marvin Helwes

SIGNED for and on behalf of GOLDMAN SACHS BANK EUROPE SE as Extended Original Revolving Facility Original Lender

Name: Rene Klos	Name: Marvin Helwes
Title: Authorised Signatory	Title: Authorised Signatory

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Stephen Adams	/s/ Mira Mittag

SIGNED for and on behalf of MORGAN STANLEY BANK AG as Extended Original Revolving Facility Original Lender

Name: Stephen Adams	Name: Mira Mittag
Title: Executive Director	Title: Authorised Signatory

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Franck Gomboc	/s/ Martin Andronov

SIGNED for and on behalf of J.P. MORGAN SE as Extended Original Revolving Facility Original Lender

Name: Franck Gomboc	Name: Martin Andronov
Title: Managing Director	Title: Vice President

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Alexandre Lalance

SIGNED for and on behalf of BARCLAYS BANK IRELAND PLC as Extended Original Revolving Facility Original Lender

Name: Alexandre Lalance
Title: Director

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Priyankar Agarwal

SIGNED for and on behalf of CITIBANK EUROPE PLC as Extended Original Revolving Facility Original Lender

Name: Priyankar Agarwal
Title: Director

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Bohdan Zacharko

SIGNED for and on behalf of BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY as Extended Original Revolving Facility Original Lender

Name: Bohdan Zacharko
Title: Director

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Milan Entchev	/s/ JEREMY SELWAY

SIGNED for and on behalf of DEUTSCHE BANK AKTIENGELLSCHAFT as Extended Original Revolving Facility Original Lender

Name: Milan Entchev	Name: JEREMY SELWAY
Title: Managing Director	Title: MANAGING DIRECTOR DEUTSCHE BANK

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Oliver Caesmann	/s/ Justus Gessner

SIGNED for and on behalf of UBS EUROPE SE as Extended Original Revolving Facility Original Lender

Name: Oliver Caesmann	Name: Justus Gessner
Title: Managing Director	Title: Executive Director

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Koen Verfaillie	/s/ Egens Van Iterson Scholten

SIGNED for and on behalf of BNP PARIBAS FORTIS S.A./N.V. as Extended Original Revolving Facility Original Lender

Name: Koen Verfaillie	Name: Egens Van Iterson Scholten
Title: Director	Title: Director

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Cathrin Ironside

SIGNED for and on behalf of ROYAL BANK OF CANADA as Extended Original Revolving Facility Original Lender

Name: Cathrin Ironside
Title: Managing Director

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Maximilian Weitzer	/s/ Milena Nazarenko

SIGNED for and on behalf of UNICREDIT BANK AUSTRIA AG as Extended Original Revolving Facility Original Lender and Original Guarantee Facility Lender

Name: Maximilian Weitzer	Name: Milena Nazarenko
Title: Managing Director	Title: Associate Director

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Wolfgang Hargassner	/s/ Roman Zaujec

SIGNED for and on behalf of ERSTE GROUP BANK AG as Extended Original Revolving Facility Original Lender, Ancillary Lender and Original Guarantee Facility Lender

Name: Wolfgang Hargassner	Name: Roman Zaujec
Title: Managing Director	Title: Director

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Frank SCHOENHERR	/s/ Roman Wunderlich

SIGNED for and on behalf of CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK DEUTSCHLAND, NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIÉTÉ ANONYME

as Extended Original Revolving Facility Original Lender and Original Guarantee Facility Lender

Name: Frank SCHOENHERR	Name: Roman Wunderlich
Title: DGM - Management SCO	Title: Director

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Jean-Marc Monshausen	/s/ Timo Vogt

SIGNED for and on behalf of BANCO SANTANDER, S.A. as Original Guarantee Facility Lender

Name: Jean-Marc Monshausen	Name: Timo Vogt
Title: Executive Director	Title: Vice President

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Heisig Fabian	/s/ Felix Simon Rodenbusch

SIGNED for and on behalf of LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE as Extended Original Revolving Facility Original Lender, Ancillary Lender and Original Guarantee Facility Lender

Name: Heisig Fabian 17:35:53 +02 02.06.2026	Name: Felix Simon Rodenbusch 17:26:47 +02 02.06.2026
Title: Director	Title: Vice President

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

/s/ Cyril Menus

SIGNED for and on behalf of RAIFFEISEN BANK INTERNATIONAL AG as Extended Original Revolving Facility Original Lender

Name: Cyril Menus
Title: Authorised Signatory

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]

We Acknowlege and accept receipt of the letter, the establishment of Extended Original Revolving Facility and the Permitted Structural Adjustments with respect to the Original Guarantee Facility.

/s/ Lisa Mariconda
For and on behalf of Wilmington Trust (London) Limited as Agent	Lisa Mariconda Vice President

/s/ Lisa Mariconda
For and on behalf of Wilmington Trust (London) Limited as Security Agent	Lisa Mariconda Vice President

[Innio – Signature Page to Amendment Letter and Additional Facility Notice (RCF) (Extension, 2026)]